SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

(Rule 14c-101)

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

☒          Preliminary Information Statement

☐          Definitive Information Statement

☐          Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

GREEN SUPPLEMENTS ONLINE INC.

(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the Appropriate Box):

☒          No fee required

☐          Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which the transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐          Fee paid previously with preliminary materials

☐          Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

GREEN SUPPLEMENTS ONLINE INC.

PE Wanda Building, No. 539, 23rd Floor

Changjiang Road

Xigang District, Dalian

People’s Republic of China

NOTICE OF ACTION BY WRITTEN CONSENT

August 21, 2015

To the Stockholders of Green Supplements Online Inc.:

We are furnishing the attached Information Statement to the holders of common stock of Green Supplements Online Inc., a Nevada corporation (the “Company,” “we,” “us” or “our”), pursuant to the requirements of Regulation 14C under the Securities Exchange Act 1934, as amended (the “Exchange Act”), in connection with a Written Consent in lieu of a Meeting (the “Written Consent”), dated August 4, 2015, executed by the holders of more than a majority of our outstanding common stock, par value $0.001 per share (the “Common Stock”), who own 87.5% of the Common Stock either directly or indirectly (the “Voting Stockholders”). A copy of the Written Consent is attached as Exhibit A to the Information Statement.

The Written Consent contains resolutions approving the following actions (collectively, the “Actions”), which are fully described in the accompanying Information Statement:

1.

To amend and restate our Articles of Incorporation to (i) change our name from Green Supplements Online Inc. to Lvyuan Green Building Material Technology Corp.; (ii) increase the number of our authorized shares of Common Stock from 75,000,000 to 300,000,000; (iii) opt out of the “Combinations with Interested Stockholders” provisions contained in Sections 78.411 through 78.444 of the Nevada Revised Statutes (“NRS”), as permitted under NRS 78.434; and (iv) authorize 30,000,000 shares of “blank check” preferred stock, par value $0.001 per share, to be issued in series, and all properties of such preferred stock, to be determined by the Company’s Board of Directors (the “Board”); and

2.	To amend and restate our Bylaws to (i) amend the provisions relating to the authorized number of directors, special meetings of the Board and filling vacancies on the Board; (ii) add an advance notice provision with respect to stockholder proposals, including director nominations, to be presented at meetings of stockholders; and (iii) change our fiscal year end.

A copy of the amended and restated Articles of Incorporation is attached hereto as Exhibit B (the “Amended Articles”). A copy of the amended and restated Bylaws is attached hereto as Exhibit C (the “Amended Bylaws”).

Pursuant to Rule 14c-2 of the Exchange Act, the Actions will become effective on or after September 21, 2015, which is more than 20 calendar days following the date we first mail the Information Statement to our stockholders.  As soon as practicable after such date, we intend to file the Amended Articles with the Nevada Secretary of State.

The accompanying Information Statement is being furnished to our stockholders for informational purposes only, pursuant to Section 14(c) of the Exchange Act and the rules and regulations prescribed thereunder.  As described in this Information Statement, the Actions have been approved by stockholders representing more than a majority of the voting power of our outstanding Common Stock. The Company is not soliciting your proxy or consent in connection with the matters discussed above.  You are urged to read the Information Statement in its entirety for a description of the Actions approved by certain stockholders holding more than a majority of the voting power of our outstanding Common Stock.

The Information Statement is being mailed on or about August 31, 2015 to stockholders of record as of August 4, 2015.

THIS IS FOR YOUR INFORMATION ONLY. YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO THIS INFORMATION STATEMENT.  THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

Sincerely

/s/ Peter H. Tong
Interim Chief Executive Officer and Chief Financial Officer

GREEN SUPPLEMENTS ONLINE INC.

  INFORMATION STATEMENT

  We Are Not Asking You for a Proxy and

  You Are Requested Not To Send Us a Proxy

  INTRODUCTION

Stockholder Actions

We are disseminating this Information Statement to notify you that certain stockholders (the “Voting Stockholders”) of Green Supplements Online Inc. (the “Company,” “we,” “us” or “our”), being the owners of more than a majority of the voting power of our outstanding common stock, par value $0.001 per share (the “Common Stock”), as of August 4, 2015 (the “Record Date”), delivered a written consent in lieu of a meeting (the “Written Consent”) to:

●	approve our amended and restated Articles of Incorporation, as set forth in Exhibit B attached hereto (the “Amended Articles”), to (i) change our name from Green Supplements Online Inc. to Lvyuan Green Building Material Technology Corp.; (ii) increase the number of our authorized shares of Common Stock from 75,000,000 to 300,000,000; (iii) opt out of the “Combinations with Interested Stockholders” provisions contained in Sections 78.411 through 78.444 of the Nevada Revised Statutes (“NRS”), as permitted under NRS 78.434; and (iv) authorize 30,000,000 shares of “blank check” preferred stock, par value $0.001 per share (the “Authorized Blank Check Preferred Stock”), to be issued in series, and all properties of such preferred stock, to be determined by the Company’s Board of Directors (the “Board”) (collectively, the “Charter Amendment”); and

●	approve our amended and restated Bylaws to (i) amend the provisions relating to the authorized number of directors, special meetings of the Board and filling vacancies on the Board; (ii) add an advance notice provision with respect to stockholder proposals, including director nominations, to be presented at meetings of stockholders; and (iii) change our fiscal year end; (collectively, the “Bylaw Amendment” and together with the Charter Amendment, the “Actions”).

This Information Statement is being mailed on or about August 31, 2015 to the Company’s stockholders of record as of the Record Date.

The expenses associated with the mailing of this Information Statement will be borne by the Company, including expenses in connection with the preparation of this Information Statement and all documents that now accompany or may in the future supplement it. The Company contemplates that brokerage houses, custodians, nominees, and fiduciaries will forward this Information Statement to the beneficial owners of Common Stock held of record as of the Record Date by these persons and the Company will reimburse them for their reasonable expenses incurred in this process.

Vote Required and Information on Voting Stockholders

We are not seeking consents, authorizations or proxies from you.

As of the date of the Written Consent, the Company had 6,910,000 shares of Common Stock issued and outstanding and entitled to vote, which for voting purposes are entitled to one vote per share. On August 4, 2015, the following consenting Voting Stockholders owning a total of 6,046,250 shares of our Common Stock, which represented 87.5% of the total number of voting shares outstanding on such date, delivered the executed Written Consent authorizing the Actions described herein. The consenting Voting Stockholders’ names, affiliation with the Company and holdings are as follows:

Name	Affiliation with the Company	Number of Voting Shares	% of Total Voting Shares
Wenbo Yu	Chairman of the Board	1,934,800	28.0%
Carmen Xiao Yan Yu	Chief Operating Officer and Director	1,382,000	20.0%
Xiaoying Yu	Director	1,382,000	20.0%
Jian Fei Sun	Managing Director and Director	552,800	8.0%
Peter H. Tong	Interim Chief Executive Officer and Chief Financial Officer and Director	328,225	4.75%
Enlong Pan	Director	328,225	4.75%
Long Pan	Director	138,200	2.0%
Total		6,046,250	87.5%

Pursuant to the Company’s existing Bylaws and the Nevada Revised Statutes (the “NRS”), the holders of the issued and outstanding shares of our Common Stock representing a majority of our voting power may approve and authorize the Actions by written consent as if such Actions were undertaken at a duly called and held meeting of stockholders.  In order to significantly reduce the costs and management time involved in soliciting and obtaining proxies to approve the Actions, and in order to effectuate the Actions as early as possible, the Board elected to utilize, and did in fact obtain, the Written Consent of the Voting Stockholders.  The Written Consent satisfies the stockholder approval requirement for the Actions.  Accordingly, under the NRS and the Bylaws, no other approval by the Board or stockholders of the Company is required in order to effect the Actions.

Effective Dates

The Charter Amendment will be effective when the Amended Articles are filed with the Nevada Secretary of State.  The Company will not make such filing until on or after September 21, 2015, a date that is more than 20 calendar days after this Information Statement is first sent to our stockholders. The Bylaw Amendment will be effective 20 calendar days after this Information Statement is first sent to our stockholders.

No Dissenters’ Rights

Under the NRS, Company stockholders are not entitled to dissenters’ rights with respect to the Actions.

Proposals by Security Holders

No stockholder has requested that we include any additional proposals in this Information Statement.

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DESCRIPTION OF ACTIONS

Amended and Restated Articles of Incorporation

Name Change

Existing Articles

The Company’s existing name is Green Supplements Online Inc.

Amended Articles

Pursuant to the Amended Articles, the Company’s name will be changed to Lvyuan Green Building Material Technology Corp.

Reason for Amendment

Prior to August 3, 2015, the Company’s purpose was to market and sell a line of nutrition and dietary products. However, upon the change of control of the Company effective on August 3, 2015, the Company is no longer involved in the nutritional dietary products business but rather the focus of the Company is now to try and acquire another company. As such, the Company’s existing name is no longer appropriate.

Increase in Authorized Shares of Common Stock

Existing Articles

The total number of shares of Common Stock authorized under the existing Articles of Incorporation of the Company, as in effect prior to the completion of the Actions, is 75,000,000 shares.

Amended Articles

The total number of shares of Common Stock authorized under the Amended Articles will be 300,000,000 shares.

Reasons for and Principal Effects of Amendment

The Company is currently a shell company whose purpose is to merge with or acquire a business. In order to consummate an acquisition, the Company must have a sufficient number of shares authorized for use in such transaction. Accordingly, the Voting Stockholders have decided to increase the number of authorized shares of Common Stock in order to accommodate for any such share issuances.

Furthermore, the Voting Stockholders voted in favor of the Charter Amendment to increase the authorized shares of Common Stock to 300,000,000, in order to improve the Company's financial flexibility with respect to the Company's capital structure by having additional shares for future equity financings and acquisitions. The extra shares of authorized Common Stock would be available for issuance from time to time as determined by the Board for any proper corporate purpose. Such purposes might include, without limitation, issuance in public or private sales for cash as a means of obtaining additional capital for use in the Company's business and operations, and issuance as part or all of the consideration required to be paid by the Company for acquisitions of other businesses or assets. Notwithstanding the foregoing, the Company has no obligation to issue such additional shares and there are no plans, proposals or arrangements currently contemplated by the Company that would involve the issuance of the additional shares to acquire another company or its assets, or for any other corporate purpose stated.

The Company's stockholders will not realize any dilution in their ownership or voting rights as a result of the increase in authorized shares of Common Stock, but will experience dilution to the extent additional shares are issued in the future.

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Having an increased number of authorized but unissued shares of Common Stock would allow the Company to take prompt action with respect to corporate opportunities that develop, without the delay and expense of convening a special meeting of stockholders for the purpose of approving an increase in the Company's capitalization. The issuance of additional shares of Common Stock may, if such shares are issued at prices below what current stockholders’ paid for their shares, reduce stockholders’ equity per share and dilute the value of current stockholders’ shares. It is not the present intention of the Board to seek stockholder approval prior to any issuance of shares of Common Stock that would become authorized by the Charter Amendment unless otherwise required by law or regulation. Frequently, opportunities arise that require prompt action, and it is the belief of the Voting Stockholders that the delay necessitated for stockholder approval of a specific issuance could be to the detriment of the Company and its stockholders.

When issued, the additional shares of Common Stock authorized by the Charter Amendment will have the same rights and privileges as the shares of Common Stock currently authorized and outstanding. Holders of Common Stock have no preemptive rights and, accordingly, stockholders would not have any preferential rights to purchase any of the additional shares of Common Stock when such shares are issued.

Shares of authorized and unissued Common Stock could be issued in one or more transactions that could make it more difficult, and therefore less likely, that any takeover of the Company could occur. Issuance of additional Common Stock could have a deterrent effect on persons seeking to acquire control. The Board also could, although it has no present intention of so doing, authorize the issuance of shares of Common Stock to a holder who might thereby obtain sufficient voting power to assure that any proposal to effect certain business combinations or amendment to the Company's Articles of Incorporation or Bylaws would not receive the required stockholder approval. Accordingly, the power to issue additional shares of Common Stock could enable the Board to make it more difficult to replace incumbent directors and to accomplish business combinations opposed by the incumbent Board.

Authorized Blank Check Preferred Stock

Existing Articles

No shares of preferred stock are authorized under the Articles of Incorporation of the Company, as in effect prior to the completion of the Actions.

Amended Articles

The total number of shares of preferred stock authorized under the Amended Articles will be 30,000,000 shares.

Reasons for and Principal Effects of Amendment

The Voting Stockholders believe that the ability to create and issue various series of the Company’s preferred stock with various properties as determined by the Board will provide the Board with greater speed and flexibility in determining the consideration that may be offered by the Company’s issuance of its equity in transactions such as mergers, acquisitions and other business combinations, and for raising capital for the Company. In many of these transactions, time is of the essence, and the ability of the Board to act in such matters without the time-consuming process of stockholder approval can be crucial.

The authorization of the issuance of 30,000,000 shares of “blank check” preferred stock is not being done for the purpose of impeding any takeover attempt. Nevertheless, the power of the Board to provide for the issuance of various series of the Company’s preferred stock with various properties without stockholder approval has potential utility as a device to discourage or impede a takeover of the Company.

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Combinations with Interested Stockholders

Existing Articles

Currently, the Company is not subject to the “Combinations with Interested Stockholders” provisions contained in Sections 78.411 through 78.444 of the NRS because the Company has fewer than 200 record holders.

The “Combinations with Interested Stockholders” provisions of the NRS provide that, subject to certain exceptions, a Nevada corporation that has 200 or more stockholders of record may not engage in a combination with any person that owns 10 percent or more of the voting shares of the corporation for 2 years after the date that such person first became an interested stockholder unless:

●	the combination or the transaction by which the person first became an interested stockholder is approved by the board of directors before the person first became an interested stockholder; or

●	the combination is approved by the board of directors and, at or after that time, the combination is approved at an annual or special meeting of stockholders, by the affirmative vote of the holders of stock representing at least 60 percent of the outstanding voting power not beneficially owned by the interested stockholder or the affiliates or associates of the interested stockholder.

The existing Articles of Incorporation of the Company do not contain a provision opting out of such rules. Consequently, in the event that the Company were to have 200 or more record holders in the future, the Company would be subject to such rules.

Amended Articles

The NRS allow a Nevada corporation to elect in its articles of incorporation not to be governed by the “Combinations with Interested Stockholders” provisions contained in Sections 78.411 through 78.444 of the NRS. The Board and the Voting Stockholders believe that it is in the best interests of the Company and its stockholders not to be restricted by such rules. The Amended Articles contain a provision opting out of such rules.

Amended and Restated Bylaws

Number of Directors

Existing Bylaws

The existing Bylaws provide that the number of directors that shall constitute the Board shall initially be one and may be changed by the stockholders of the Company. The number of directors may not be less than one or more than nine.

Amended Bylaws

The Amended Bylaws provide that the number of directors shall be determined from time to time by the Board, provided that the number of directors shall not be less than one.

Filling Board Vacancies

Existing Bylaws

The existing Bylaws provide that vacancies resulting from the resignation or removal of a director and newly created directorships resulting from any increase in the authorized number of directors shall be filled by stockholders of the Company.

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Amended Bylaws

The Amended Bylaws provide that, unless provided in the Amended Articles or the NRS, vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of directors then in office.

Whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors pursuant to the Amended Articles, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected.

Special Meetings of the Board

Existing Bylaws

The existing Bylaws provide that special meetings of the Board may be called by the President or the Secretary, or upon the request of two directors, with seven days’ notice to each director.

Amended Bylaws

The Amended Bylaws provide that special meetings of the Board may be called by the Chairman of the Board, the President, the Secretary, or any two directors, in each case on two days’ notice.

Advance Notice of Proposals and Director Nominations by Stockholders

Existing Bylaws

The existing Bylaws do not contain a requirement for advance notice of a stockholder proposal.

Amended Bylaws

Pursuant to the Amended Bylaws, a stockholder’s proposal of a matter to be brought before an annual stockholders meeting, or a director nomination proposal to be brought before an annual or special meeting, must be delivered to or mailed and received at the Company’s corporate headquarters (a) in the case of an annual meeting, not less than 120 days prior to the anniversary date of the immediately preceding annual meeting of the stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within 30 days before or after such anniversary date, the stockholder proposal in order to be timely must be so received not later than the close of business on the tenth day following the day on which notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting was made, whichever first occurs; and (b) in the case of a special meeting of the stockholders called for the purpose of electing directors pursuant to NRS 78.345, not later than the close of business on the tenth day following the day on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting was made, whichever first occurs. The Amended Bylaws also set forth the information that must be included in such stockholders’ notice. If the chairman of the meeting determines that a submission or nomination was not made in accordance with the procedures set forth in the Amended Bylaws, the chairman shall declare that such submission shall not be transacted or such nomination shall be disregarded.

Change in Fiscal Year

Existing Bylaws

Pursuant to the existing Bylaws, the Company’s fiscal year ends on May 31.

Amended Bylaws

Pursuant to the Amended Bylaws, the Company’s fiscal year shall be fixed by resolution of the Board. The Board has preliminarily resolved to fix the Company’s fiscal year end as December 31.

Reason for Amendment

The Board believes that changing the fiscal year to December 31 will streamline the Company’s future filings with the Securities and Exchange Commission (“SEC”) because the probable fiscal year end of a future target company that the Company may acquire is most likely to be December 31.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of the Record Date regarding the beneficial ownership of the Common Stock by (i) each stockholder known by the Company to be the beneficial owner of more than 5% of Common Stock, (ii) each director and executive officer of the Company and (iii) all officers and directors of the Company as a group. Each of the persons named in the table has sole voting and investment power with respect to Common Stock beneficially owned.

The business address of each person listed is c/o Green Supplements Online Inc., PE Wanda Building, No. 539, 23rd Floor, Changjiang Road, Xigang District, Dalian, People’s Republic of China.

	Number of
Name	Shares Owned	Percent of Class
Officers and Directors

Wenbo Yu	1,934,800	28.0%

Carmen Xiao Yan Yu	1,382,000	20.0%

Xiaoying Yu	1,382,000	20.0%

Jian Fei Sun	552,800	8.0%

Peter H. Tong	328,225	4.75%

Enlong Pan	328,225	4.75%

Long Pan	138,200	2.0%

All Officers and Directors as a Group (7 persons)	6,046,250	87.5%

5% or Greater Stockholders

Yong Xie	414,600	6.0%

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ADDITIONAL INFORMATION

Information Available

The Company is subject to the information and reporting requirements of the Exchange Act and, in accordance with the Exchange Act, the Company files periodic reports, documents and other information with the SEC relating to its business, financial statements and other matters, including the Company’s annual report on Form 10-K for the year ended May 31, 2015, and any reports prior to or subsequent to that date.

These reports and other information filed by the Company with the SEC may be inspected and are available for copying at the public reference facilities maintained at the SEC at 100 F Street NW, Washington, D.C. 20549.

The Company’s filings with the SEC are also available to the public from the SEC’s website, http://www.sec.gov.  The Company’s Annual Report on Form 10-K for the year ended May 31, 2015, and other reports filed under the Exchange Act, are also available to any stockholder at no cost upon request to: PE Wanda Building, No. 539, 23rd Floor, Changjiang Road, Xigang District, Dalian, People’s Republic of China.

Delivery of Documents to Security Holders Sharing an Address

If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement, to the Company at PE Wanda Building, No. 539, 23rd Floor, Changjiang Road, Xigang District, Dalian, People’s Republic of China.

If multiple stockholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Company to mail each stockholder a separate copy of future mailings, you may send notification to or call the Company’s principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.

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 Exhibit A

WRITTEN CONSENT TO ACTION

OF THE STOCKHOLDERS OF

GREEN SUPPLEMENTS ONLINE INC.
IN LIEU OF A MEETING

The undersigned, being the holders of a majority (the “Majority Stockholders”) of the outstanding shares of common stock, par value $0.001 per share (the “Common Stock”), of Green Supplements Online Inc., a Nevada corporation, (the “Corporation”), who would be entitled to notice of a meeting of the Stockholders of the Corporation for the purpose of taking the actions and adopting the resolutions set forth below, do hereby waive such notice, take the following actions and adopt the following resolutions by written consent to action (this “Consent”) in lieu of a meeting pursuant to Section 78.320 of the Nevada Revised Statutes (“NRS”):

WHEREAS, the Majority Stockholders desire to cause the Corporation to amend and restate (the “Charter Amendment”) the Articles of Incorporation of the Corporation (“Articles of Incorporation”) to (i) change our name from Green Supplements Online Inc. to Lvyuan Green Building Material Technology Corp.; (ii) increase the number of authorized shares of Common Stock from 75,000,000 to 300,000,000; (iii) opt out of the “Combinations with Interested Stockholders” provisions contained in Sections 78.411 through 78.444 of the NRS, as permitted under NRS 78.434; and (iv) authorize 30,000,000 shares of “blank check” preferred stock, par value $0.001 per share, to be issued in series, and all properties of such preferred stock, to be determined by the Company’s Board of Directors (the “Board”); and

WHEREAS, the Majority Stockholders desire to amend and restate the Bylaws of the Corporation to (i) amend the provisions relating to the authorized number of directors, special meetings of the Board and filling vacancies on the Board; (ii) add an advance notice provision with respect to stockholder proposals, including director nominations, to be presented at meetings of stockholders; and (iii) change our fiscal year end (the “Bylaw Amendment”).

NOW THEREFORE, BE IT

RESOLVED, that the Stockholders hereby approve the Charter Amendment in all respects; and be it further

RESOLVED, that the form, terms and provisions of the Amended and Restated Articles of Incorporation (the “Amended Articles”), in the form attached hereto as Exhibit A, be, and the same hereby is, approved and adopted in all respects; and be it further

RESOLVED, that the Stockholders hereby approve the Bylaw Amendment in all respects; and be it further

RESOLVED, that the form, terms and provisions of the Amended and Restated Bylaws (the “Amended Bylaws”), in the form attached hereto as Exhibit B, be, and the same hereby is, approved and adopted in all respects; and be it further

RESOLVED, that the proper officers of the Corporation be, and each of them hereby is, authorized and directed, in the name and on behalf of the Corporation, to execute and file with the Nevada Secretary of State the Amended Articles, with such additions thereto and/or deletions therefrom as such officers may, in their sole discretion, deem appropriate, the execution and filing thereof to constitute conclusive evidence of the approval therefor; and be it further

RESOLVED, that the officers of the Corporation be, and they hereby are, authorized and directed, by and on behalf of the Corporation, to take any and all actions, and prepare, execute, deliver and/or file any other documents, agreements or instruments, as such directors and officers deem appropriate or reasonable to carry out the intent and accomplish the purposes of the foregoing resolutions; and be it further

A-1

RESOLVED, that all actions previously taken by any officer, director, representative or agent of the Corporation, in the name or on behalf of the Corporation, in connection with the above resolutions and the other acts and deeds of the Corporation contemplated by the foregoing resolutions be, and each of the same hereby is, adopted, ratified, confirmed and approved in all respects as the act and deed of the Corporation; and be it further

RESOLVED, that a facsimile or other reproduction of this Consent may be executed by the undersigned, and an executed copy of this Consent may be delivered by any such undersigned by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of each such undersigned can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes.

[Signature Pages Follow]

A-2

IN WITNESS WHEREOF, the undersigned have executed this Consent as of the 4th day of August, 2015, which Consent may be executed in one or more counterparts which, when taken together, shall be deemed to be one and the same Consent.

STOCKHOLDERS

Stockholder’s Name	Signature	Shares Owned

Wenbo Yu	/s/ Wenbo Yu	28.0%

Carmen Xiao Yan Yu	/s/ Carmen Xiao Yan Yu	20.0%

Xiaoying Yu	/s/ Xiaoying Yu	20.0%

Jian Fei Sun	/s/ Jian Fei Sun	8.0%

Peter H. Tong	/s/ Peter H. Tong	4.75%

Enlong Pan	/s/ Enlong Pan	4.75%

Long Pan	/s/ Long Pan	2.0%

TOTAL PERCENTAGE		87.5%

A-3

Exhibit B

AMENDED AND RESTATED

ARTICLES OF INCORPORATION

OF

GREEN SUPPLEMENTS ONLINE INC.,

a Nevada corporation

Green Supplements Online Inc. hereby amends and restates its Articles of Incorporation (these “Articles of Incorporation”) pursuant to Chapter 78 of the Nevada Revised Statutes (“NRS”).

ARTICLE I

NAME

The name of the corporation is hereby changed to Lvyuan Green Building Material Technology Corp. (the “Corporation”).

ARTICLE II

BUSINESS PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under Chapter 78 of the NRS, as the same exists or as may hereafter be amended from time to time.

ARTICLE III

CAPITAL STOCK

A.          Classes of Stock.  The Corporation is authorized to issue two classes of shares to be designated as “Common Stock” and “Preferred Stock,” respectively.  The Corporation has the authority to issue 300,000,000 total shares of Common Stock with par value of $0.001 per share and 30,000,000 total shares of Preferred Stock with par value of $0.001 per share.

B.           Preferred Stock.  The Corporation’s board of directors (the “Board” or “Board of Directors”) shall have the authority to authorize the issuance of the Preferred Stock from time to time in one or more classes or series, and to state in the resolution or resolutions from time to time adopted providing for the issuance thereof the following:

1.           Whether or not the class or series shall have voting rights, full or limited, the nature and qualifications, limitations and restrictions on those rights, or whether the class or series will be without voting rights;

2.           The number of shares to constitute the class or series and the designation thereof;

3.           The preferences and relative, participating, optional or other special rights, if any, and the qualifications, limitations, or restrictions thereof, if any, with respect to any class or series;

4.           Whether or not the shares of any class or series shall be redeemable and if redeemable, the redemption price or prices, and the time or times at which, and the terms and conditions upon which, such shares shall be redeemable and the manner of redemption;

5.           Whether or not the shares of a class or series shall be subject to the operation of retirement or sinking funds to be applied to the purchase or redemption of such shares for retirement, and if such retirement or sinking funds be established, the amount and the terms and provisions thereof;

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6.           The dividend rate, whether dividends are payable in cash, stock of the Corporation, or other property, the conditions upon which and the times when such dividends are payable, the preference to or the relation to the payment of dividends payable on any other class or classes or series of stock, whether or not such dividend shall be cumulative or noncumulative, and if cumulative, the date or dates from which such dividends shall accumulate;

7.           The preferences, if any, and the amounts thereof which the holders of any class or series thereof are entitled to receive upon the voluntary or involuntary dissolution of, or upon any distribution of assets of, the Corporation;

8.           Whether or not the shares of any class or series are convertible into, or exchangeable for, the shares of any other class or classes or of any other series of the same or any other class or classes of stock of the Corporation and the conversion price or prices or ratio or ratios or the rate or rates at which such exchange may be made, with such adjustments, if any, as shall be stated and expressed or provided for in such resolution or resolutions; and

9.           Such other rights and provisions with respect to any class or series as the Board of Directors deem advisable.

The shares of each class or series of the Preferred Stock may vary from the shares of any other class or series thereof in any respect.  The Board of Directors may increase the number of shares of the Preferred Stock designated for any existing class or series by a resolution adding to such class or series authorized and unissued shares of the Preferred Stock not designated for any existing class or series of the Preferred Stock.

ARTICLE IV

BOARD OF DIRECTORS

The number of directors of the Corporation shall be as determined from time to time pursuant to the provisions of the bylaws of the Corporation (the “Bylaws”), except that at no time shall there be less than one director.

ARTICLE V

DURATION

The duration of the Corporation shall be perpetual.

ARTICLE VI

BYLAWS

In furtherance and not in limitation of any powers under the law, the Board shall have exclusive authority to make, alter, amend or repeal the Bylaws.

ARTICLE VII

LIABILITY AND INDEMNIFICATION

A.          Limitation of Personal Liability.  To the maximum extent permitted under applicable law, there shall be no personal liability of a director or an officer to the Corporation or its stockholders for damages for breach of fiduciary duty as a director or an officer.

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B.           Indemnification of Directors and Officers.  Subject to the requirements of applicable Nevada law requiring mandatory indemnification, if any, the Corporation shall indemnify, to the maximum extent permitted by Nevada law:

1.           Any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the Corporation, by reason of the fact that such person is or was a director or officer of the Corporation, or such person is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner that he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful.

(a)          Notwithstanding the foregoing, no indemnification shall be required if it is proven such person’s act, or failure to act, constituted a breach of such person’s fiduciary duties as a director or officer, and such person’s breach of those duties involved intentional misconduct, fraud or a knowing violation of law, making such person liable pursuant to NRS 78.138.

(b)          The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner that such person reasonably believed to be in or not opposed to the best interests of the Corporation, and that, with respect to any criminal action or proceeding, such person had reasonable cause to believe that his or her conduct was unlawful.

2.           Any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the Corporation, or such person is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, against expenses, including attorneys’ fees, actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit unless it is proven his or her act, or failure to act, constituted a breach of his or her fiduciary duties as a director or officer, and such person’s breach of those duties involved intentional misconduct, fraud or a knowing violation of law, making him or her liable pursuant to NRS 78.138; provided, however, that he or she acted in good faith and in a manner that he or she reasonably believed to be in or not opposed to the best interests of the Corporation.

C.           Indemnification of Employees and Other Persons.  The Corporation shall have the power to indemnify, to the extent permitted by Chapter 78 of the NRS, as it presently exists or may hereafter be amended from time to time, any employee or agent of the Corporation, who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director, officer, employee or agent of the Corporation, or such person is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding.

D.          Time of Indemnification.  The Corporation shall indemnify the directors and officers of the Corporation for expenses incurred in defending a civil or criminal action, suit or proceeding as they are incurred in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of such directors or officers to repay the amount of such expenses if it is ultimately determined by a court of competent jurisdiction that such person is not entitled to be indemnified by the Corporation.

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E.           Insurance.  To the extent that the Corporation maintains an insurance policy or policies providing liability insurance for directors or officers of the Corporation or of any other corporation, partnership, joint venture, trust, or other enterprise which such person serves at the request of the Corporation, such persons shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage available for any such director or officer under such policy or policies.  Without limiting the foregoing, the Corporation will use its reasonable best efforts to maintain director and officer liability insurance in respect of acts or omissions occurring during the period of time that its directors and officers serve or have served as an officer, director, agent or employee of the Corporation, covering such persons on terms at least as favorable as the coverage currently in effect as of the effectiveness of these Articles of Incorporation, provided that in satisfying its obligation under this Paragraph (E), the Corporation shall not be obligated to pay premiums in excess of 200% of the amount per annum the Corporation paid in its last full fiscal year prior to the date hereof, and if the Corporation is unable to obtain the insurance required by this Paragraph (E), it shall obtain as much comparable insurance as possible for an annual premium equal to such maximum amount.

F.           Benefit.  The indemnification and advancement of expenses hereby authorized is continuing and shall inure to the benefit of the heirs, executors and administrators of each such director, officer, employee and agent, as applicable.

G.           Repeal.  Any repeal or modification of this Article VII shall be prospective only, and shall not adversely affect any indemnification or limitations on the personal liability of a director or an officer of the Corporation for acts or omissions prior to such repeal or modification.  Further, neither any amendment nor repeal of this Article VII, nor the adoption of any provision of these Articles of Incorporation inconsistent with this Article VII, shall eliminate or reduce the effect of this Article VII in respect of any matter occurring, or any cause of action, suit or claim accruing or arising or that, but for this Article VII, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

ARTICLE VIII

COMBINATIONS WITH INTERESTED STOCKHOLDERS

The Corporation hereby elects not to be governed by, and to otherwise opt out of, the provisions of NRS 78.378 to 78.3793, inclusive, relating to acquisition of a controlling interest in the Corporation.

ARTICLE IX

PREEMPTIVE RIGHTS

No stockholder of the Corporation shall have a preemptive right to acquire the Corporation’s unissued shares unless and to the extent a written agreement between such stockholder and the Corporation provides for such preemptive right.

ARTICLE X

AMENDMENTS

Except as expressly provided by Article VII above, the Corporation reserves the right to amend, alter, change or repeal any provision contained in these Articles of Incorporation, in the manner now or hereafter permitted by Nevada law, and all rights conferred upon stockholders granted by these Articles are subject to this reservation.

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ARTICLE XI

RESIDENT AGENT AND REGISTERED OFFICE

The name and address of the Corporation’s resident agent for service of process is National Corporate Research, Ltd., 202 South Minnesota Street, Carson City, NV 89703.

Dated: September 21, 2015	/s/ Peter H. Tong
Peter H. Tong

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Exhibit C

AMENDED AND RESTATED BYLAWS

OF

LVYUAN GREEN BUILDING MATERIAL TECHNOLOGY CORP.,

a Nevada Corporation

ARTICLE I

OFFICES

1.1           Registered Office.  In accordance with the applicable provisions of the Nevada Revised Statutes (“NRS”), including, without limitation, NRS 78.090, the registered office of Lvyuan Green Building Material Technology Corp. (the “Corporation”) shall be maintained at such place within the State of Nevada as the board of directors (the “Board of Directors”) of the Corporation shall determine from time to time.

1.2           Other Offices.  The Corporation may also have offices at such other places both within and without the State of Nevada as the Board of Directors may from time to time determine or the business of the Corporation may require.

ARTICLE II

STOCKHOLDERS

2.1           Place of Meetings.  Subject to Section 2.2 below, all meetings of stockholders, for any purpose, may be held at such time and place, within or without the State of Nevada, as shall be determined by the Board of Directors in its sole discretion.  The place of each such meeting shall be stated in the notice of meeting or in a duly executed waiver of notice thereof.

2.2           Remote Communications.  The Board of Directors may, in its sole discretion, determine that a meeting of stockholders shall not be held at any place, but may instead be held solely by means of remote communication in any manner permitted by Nevada law.  Such means of remote communication include participation by telephone conference or similar method of communication by which all persons participating in the meeting can hear one another.  Participation in such meeting shall constitute presence in person at the meeting. For the sake of clarity, this Section 2.2 is intended to constitute a restriction authorized by NRS 78.320(4).

2.3          Annual Meeting.  The annual meeting of stockholders shall be held on the day and at the time set by the Board of Directors, if not a legal holiday, and if a legal holiday, then on the next regular business day following, at the hour set forth in the notice thereof.  A majority of the Board of Directors shall have authority to set the agenda for the annual meeting and to establish the deadline by which requests for the addition of items to the agenda shall be received.  A majority of the Board of Directors may grant such requests.  At the annual meeting, the stockholders shall elect, by a plurality vote, members of the Board of Directors (each such member, a “Director” and collectively, the “Directors”) and transact such other business as may properly be brought before the meeting.  Notwithstanding the foregoing, in the event that the Directors are elected by written consent of the stockholders in accordance with Section 2.11 of these Amended and Restated Bylaws (as amended from time to time in accordance with the terms hereof, and in accordance with the Corporation’s Articles of Incorporation as then in effect and applicable law, the “Bylaws”) and NRS 78.320, an annual meeting of stockholders shall not be required to be called or held for such year for such purpose, but the Board of Directors may call and notice an annual meeting for any other purpose or purposes.

2.4           List of Stockholders.  The officer who has charge of the stock ledger of the Corporation shall prepare and make a complete list of the stockholders entitled to vote for the election of Directors, arranged in alphabetical order, showing the address of and the number of shares registered in the name of each stockholder, and the list shall be produced and kept at the time and place of election during the whole time thereof and be subject to the inspection of any stockholder who may be present.

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The Corporation shall not be required to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder for any purpose germane to the meeting for a period of at least 10 days prior to the meeting: (i) on a reasonably accessible electronic network, provided, that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the Corporation’s principal place of business.  In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be examined by any stockholder who is present.  If the meeting is to be held solely by means of remote communication as permitted under Section 2.2 above, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting.

2.5           Special Meetings.  Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the Articles of Incorporation, may be called by the President and shall be called by the President at the request, in writing, of (i) a majority of the Board of Directors or (ii) stockholders holding a majority of the voting power of the issued and outstanding shares of common stock of the Corporation.  Such request shall state the purpose or purposes of the proposed meeting.

2.6           Notice of Meetings.  Whenever stockholders are required or authorized to take any action at a meeting, a written notice of such meeting shall be given.  Such written notice must be signed by the Corporation’s President, a Vice President, the Secretary, an Assistant Secretary or by such other natural person or persons as the Bylaws may prescribe or permit, or as the Board of Directors may designate.  In addition, such written notice shall include the following:

(i)           the purpose or purposes for which the meeting is called;

(ii)          the time when the meeting will be held;

(iii)         the place where the meeting will be held; and

(iv)         if participation by means of telephone conference or similar methods of communication is going to be permitted for such meeting, the notice shall include a statement to that effect, including instructions as to how a stockholder may so participate.

Such written notice shall be given to each stockholder entitled to vote at the meeting not less than 10 nor more than 60 days before the meeting.  Such written notice shall be delivered in accordance with NRS 78.370 and Article V below.

2.7           Limitation on Business.  Business transacted at any annual meeting or special meeting of stockholders shall be limited to the purposes stated in the notice.  No business (other than nomination of directors pursuant to Section 3.12 below) may be transacted at any meeting of the stockholders except as shall have been properly brought before the meeting in accordance with the procedures set forth in this Section 2.7.  No business shall be conducted at any annual meeting of the stockholders, other than business that is (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors (or any duly authorized committee thereof) or the  President, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors (or any duly authorized committee thereof) or the President or (c) properly brought before the annual meeting by any stockholder of the Corporation (i) who is a stockholder of record on the date of the giving of the notice provided for in this Section 2.7 and on the record date for the determination of stockholders entitled to vote at such meeting and (ii) who complies with the notice procedures set forth in this Section 2.7.

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In addition to any other applicable requirements of law or the Articles of Incorporation, for business to be properly brought by a stockholder before an annual meeting of the stockholders, such stockholder must have given timely notice thereof in proper written form to the Secretary of the Corporation. To be timely, a stockholder’s notice to the Secretary must be delivered to or mailed and received at the Corporation’s corporate headquarters, not less than 120 days prior to the anniversary date of the immediately preceding annual meeting of the stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within 30 days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth day following the day on which notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting was made, whichever first occurs. In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period for the giving of a stockholder’s notice as described above.

To be in proper written form, a stockholder’s notice to the Secretary with respect to any proposal (not involving the nomination of directors, which shall be brought in accordance with Section 3.12 below) to be brought before the annual meeting must set forth as to each such proposal (a) the text of the proposal to be presented (including the text of any resolutions to be proposed for consideration by the stockholders), together with a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (b) the name and record address of such stockholder, (c) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by such stockholder, (d) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business and (e) a representation that such stockholder intends to appear in person or by proxy at the meeting to bring such business before the meeting. No business shall be conducted at the annual meeting of the stockholders except business brought before the meeting in accordance with the procedures set forth in this Section 2.7.

No business shall be conducted at any special meeting of the stockholders, other than business that is specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors (or any duly authorized committee thereof) or the President.

     If the chairman of any meeting determines that business was not properly brought before the meeting in accordance with the foregoing procedures, the chairman shall declare to the meeting that the business was not properly brought before the meeting and such business shall not be transacted.

2.8           Quorum.  Stockholders of the Corporation holding at least a majority of the voting power of the Corporation, present in person or represented by proxy, regardless of whether the proxy has authority to vote on all matters, shall constitute a quorum at all meetings of the stockholders for the transaction of business, except as otherwise provided by statute or by the Articles of Incorporation.  If, however, a quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented.  At any adjourned meeting at which a quorum shall be present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.

2.9           Voting Required for Action.  When a quorum is present at any meeting, the stockholders holding a majority of the voting power of the Corporation present in person or represented by proxy at such meeting shall decide any question brought before such meeting, unless the question is one upon which by express provision of the statutes or of the Articles of Incorporation, these Bylaws, or an express agreement in writing, a different vote is required, in which case such express provision shall govern and control the decision of such question. Voting for directors shall be by plurality vote.

Except as may be otherwise provided in the Corporation’s Articles of Incorporation, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of capital stock held by such stockholder that has voting power upon the matter in question.  Voting at meetings of stockholders need not be by written ballot and, unless otherwise required by Nevada law, need not be conducted by inspectors of election unless so determined by the holders of shares of stock having a majority of the votes that could be cast by the holders of all outstanding shares of stock entitled to vote thereon that are present in person or by proxy at such meeting.  If authorized by the Board of Directors, such requirement of a written ballot shall be satisfied by a ballot submitted by electronic transmission (as defined in Section 5.2 below); provided, that any such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the stockholder or proxy holder..

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2.10         Proxies.  Except as otherwise provided in the Articles of Incorporation or in a Certificate of Designation or similar document filed with the Secretary of State of Nevada in accordance with NRS 78.1955, each stockholder shall, at every meeting of the stockholders, be entitled to one vote in person or by proxy for each share of stock having voting power held by such stockholder, but, pursuant to NRS 78.355, no proxy shall be valid after the expiration of six months from the date of its execution unless (a) coupled with an interest, or (b) the person executing it specifies therein the length of time for which it is to be continued in force, which in no case shall exceed seven years from the date of its execution.  Any copy, facsimile telecommunication, electronic transmission or other reliable reproduction of the writing or transmission created pursuant to NRS 78.355 may be substituted or used in lieu of the original writing or transmission for any purpose for which the original writing or transmission may be used, provided that such copy, facsimile, or electronic transmission or other reproduction is a complete reproduction of the entire original writing.

2.11         Action by Written Consent.  Except as otherwise provided in the Articles of Incorporation, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing setting forth the action so taken shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorizes or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

Unless otherwise prohibited by the NRS, an electronic transmission (as defined in Section 5.2 below) consenting to an action to be taken and transmitted by a stockholder or proxy holder, or by a person or persons authorized to act for a stockholder or proxy holder, shall be deemed to be written, signed and dated for purposes of this section; provided, that any such electronic transmission sets forth or is delivered with information from which the Corporation can determine (i) that the electronic transmission was transmitted by the stockholder or proxy holder or by a person or persons authorized to act for the stockholder or proxy holder and (ii) the date on which such stockholder or proxy holder or authorized person or persons transmitted such electronic transmission.  The date on which such electronic transmission is transmitted shall be deemed the date on which such consent was signed.  No consent given by electronic transmission shall be deemed to have been delivered until such consent is reproduced in paper form and until such paper is delivered to the Secretary or President of the Corporation.

In the event that the Board of Directors shall have instructed the officers of the Corporation (the “Officers”) to solicit the vote or written consent of the stockholders of the Corporation, unless otherwise prohibited by the NRS, an electronic transmission of a stockholder written consent given pursuant to such solicitation may be delivered to the Secretary or the President of the Corporation or to a person designated by the Secretary or the President.  The Secretary or the President of the Corporation or a designee of the Secretary or the President shall cause any such written consent by electronic transmission to be reproduced in paper form and inserted into the corporate records.

2.12         Closing of Transfer Books/Record Date.  The Board of Directors may close the stock transfer books of the Corporation for a period not exceeding 60 days preceding the date of any meeting of stockholders or the date for payment of any dividend or the date when any change or conversion or exchange of capital stock shall go into effect or for a period not exceeding 60 days in connection with obtaining the consent of stockholders for any purpose.  In lieu of closing the stock transfer books, the Board of Directors may fix in advance a record date, not more than 60 days or less than 10 days before the date of any meeting of stockholders, or the date for the payment of any dividend, or the date for the allotment of rights, or the date when any change or conversion or exchange of capital stock shall go into effect, or a date in connection with obtaining such consent, as a record date for the determination of the stockholders entitled to notice of, and to vote at, any such meeting, and any adjournment thereof, or entitled to receive payment of any such dividend, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of capital stock, or to give such consent, and in such case, such stockholders and only such stockholders as shall be stockholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting and any adjournment thereof, or to receive payment of such dividend, or to receive such allotment of rights or to exercise such rights, or to give such consent, as the case may be, notwithstanding any transfer of any stock on the books of the Corporation after any such record date fixed as aforesaid.

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2.13         Registered Stockholders.  The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner, and to hold liable for calls and assessments the person registered on its books as the owner of the shares.  The Corporation shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Nevada.

ARTICLE III

DIRECTORS

3.1           Management of Business.  The business of the Corporation shall be managed by its Board of Directors which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Articles of Incorporation or by these Bylaws directed or required to be exercised or done by the stockholders.

3.2           Number; Election.  The number of Directors that shall constitute the whole Board of Directors shall be fixed by resolution of the Board of Directors, unless the Articles of Incorporation fix the number; provided, however, that the number of Directors shall be at least one.  The Directors shall either be elected by written consent in accordance with Section 2.11 above and NRS 78.320, or at the annual meeting of the stockholders, except as provided in Sections 3.3 and 3.4 below.  Each Director so elected shall hold office until such Director’s successor is elected and qualified or until such Director’s earlier death, resignation or removal.  Directors need not be stockholders, unless required by the Articles of Incorporation or these Bylaws.  If, for any reason, Directors are not elected pursuant to NRS 78.320 or at the annual meeting of the stockholders, they may be elected at a special meeting of the stockholders called and held for that purpose.

3.3           Resignation and Vacancies.  Any Director may resign at any time upon notice given in writing or by electronic transmission to the Corporation. A resignation is effective when the resignation is delivered unless the resignation specifies a later effective date or an effective date determined upon the happening of an event or events. A resignation that is conditioned upon the Director failing to receive a specified vote for reelection as a Director may provide that it is irrevocable.

Unless otherwise provided in the Articles of Incorporation, these Bylaws or the NRS, vacancies and newly created directorships resulting from any increase in the authorized number of Directors may be filled by a majority of the Directors then in office, though less than a quorum, and the Directors so chosen shall hold office until their successors are duly elected and shall qualify, unless sooner displaced.

If at any time, by reason of death or resignation or other cause, the Corporation should have no Directors in office, then any Officer or any stockholder or an executor, administrator, trustee or guardian of a stockholder, or other fiduciary entrusted with like responsibility for the person or estate of a stockholder, may call a special meeting of stockholders in accordance with the provisions of the Articles of Incorporation or these Bylaws for the sole purpose of electing Directors.

A Director elected to fill a vacancy shall be elected for the unexpired term of such Director’s predecessor in office and until such Director’s successor is elected and qualified, or until such Director’s earlier death, resignation or removal.

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3.4           Removal by Stockholders.  Any Director or one or more of the incumbent Directors of the Corporation may be removed from office by a vote of stockholders representing not less than a majority of the voting power of the issued and outstanding stock entitled to vote, in which event the vacancy or vacancies so created shall be filled in accordance with Section 3.3.

3.5           Meetings.  The Board of Directors may hold meetings, both regular and special, at such locations, either within or without the State of Nevada, as the Board of Directors may determine its sole discretion.

3.6           Annual and Regular Meetings.  The first meeting of each newly-elected Board of Directors may be held immediately following, and at the time and place as, the annual meeting of stockholders or, if not so held, at such time and place as shall be fixed by such newly-elected Board of Directors.  Regular meetings of the Board of Directors may be held without notice at such time and at such place as from time to time shall be determined by the Board of Directors.

3.7           Special Meetings.  Special meetings of the Board of Directors may be called at any time by either (a) the Chairperson of the Board of Directors, (b) the President, (c) the Secretary or (d) any two directors, in each case, on two days notice to each Director.  Such notice of the time and place of any special meeting shall be:

(i)           delivered personally by hand, by courier or by telephone;

(ii)          sent by U.S. first-class mail, postage prepaid;

(iii)         sent by facsimile; or

(iv)        sent by electronic mail,

in each case, directed to each Director at such Director’s address, telephone number, facsimile number or electronic mail address, as the case may be, as shown on the Corporation’s records.

If the notice is (x) delivered personally by hand, by courier or by telephone, (y) sent by facsimile or (z) sent by electronic mail, it shall be delivered or sent at least two days before the time of the holding of the meeting.  If the notice is sent by U.S. mail, it shall be deposited in the U.S. mail at least 4 days before the time of the holding of the meeting.  Any oral notice may be communicated to the Director. The notice need not specify the place of the meeting (if the meeting is to be held at the Corporation’s principal executive office) nor the purpose of the meeting.

3.8           Quorum and Voting.  A majority of the Directors then in office, at a meeting duly assembled, shall constitute a quorum of the Board of Directors for the transaction of business, and the act of the Directors constituting a majority of the Directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute, by the Articles of Incorporation or by these Bylaws.  If a quorum shall not be present at any meeting of the Board of Directors, the Directors present may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.  If the Articles of Incorporation provide that one or more Directors shall have more or less than one vote per Director on any matter, every reference in these Bylaws to a majority or other proportion of Directors shall refer to a majority or other proportion of the votes of the Directors.

3.9           Consent Without a Meeting.  Unless otherwise restricted by the Articles of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if, before or after the action, a written consent thereto is signed or approved by electronic transmission by all members of the Board of Directors or of such committee, as the case may be, and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board of Directors or committee.  Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

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3.10         Telephonic Meetings.  Members of the Board of Directors or any  committee designated by the Board of Directors may participate in a meeting of the Board of Directors or committee by means of a telephone conference or similar methods of communication by which all persons participating in the meeting can hear each other.  Participation in such meeting by such means constitutes presence in person at such meeting.

3.11         Committees; Subcommittees.  Unless otherwise provided in the Articles of Incorporation, the Board of Directors, by resolution or as set forth in these Bylaws, may designate one or more committees, which, to the extent provided in such resolution or in these Bylaws, shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the Corporation.  Each committee must include at least one Director.  Subject to the preceding sentence, and unless the Articles of Incorporation or these Bylaws otherwise provide, the Board of Directors may appoint natural persons who are not Directors to serve on any committee.  Each committee must have the name or names as may be designated in these Bylaws or as may be determined from time to time by resolution adopted by the Board of Directors.  Any such committee may authorize the seal of the Corporation to be affixed to all papers that may require it; but no such committee shall have the power or authority to (a) approve or adopt, or recommend to the stockholders, any action or matter (other than the election or removal of directors) expressly required by statute to be submitted to stockholders for approval, or (b) adopt, amend or repeal any bylaw of the Corporation.

Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors as and when required.

Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of these Bylaws with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the Board of Directors and its members. However:

(i)           the time of regular meetings of committees may be determined either by resolution of the Board of Directors or by resolution of the committee;

(ii)          special meetings of committees may also be called by resolution of the Board of Directors; and

(iii)         notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The Board of Directors may adopt rules for the government of any committee not inconsistent with the provisions of these Bylaws, the Articles of Incorporation and NRS 78.125.

Any provision in the Articles of Incorporation providing that one or more directors shall have more or less than one vote per director on any matter shall apply to voting in any committee or subcommittee, unless otherwise provided in the Articles of Incorporation or these Bylaws.

Unless otherwise provided in the Articles of Incorporation, these Bylaws or the resolution(s) of the Board of Directors designating the committee, a committee may create one or more subcommittees, each subcommittee to consist of one or more members of the committee, and delegate to a subcommittee any or all of the powers and authority of the committee.

3.12         Nominations.  Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the Corporation. Nominations of persons for election to the Board of Directors may be made at any annual meeting of the stockholders, or at any special meeting of the stockholders called for the purpose of electing one or more directors pursuant to NRS 78.345, (a) by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (b) by any stockholder of the Corporation who (i) is a stockholder of record on the date of the giving of the notice provided for in this Section 3.12 and on the record date for the determination of stockholders entitled to vote at such meeting and (ii) complies with the notice procedures set forth in this Section 3.12.

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In addition to any other applicable requirements, for a nomination to be made by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary of the Corporation. To be timely, a stockholder’s notice to the Secretary must be delivered to or mailed and received at the Corporation’s corporate headquarters of the Corporation (a) in the case of an annual meeting, not less than 120 days prior to the anniversary date of the immediately preceding annual meeting of the stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within 30 days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth day following the day on which notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting was made, whichever first occurs; and (b) in the case of a special meeting of the stockholders called for the purpose of electing directors pursuant to NRS 78.345, not later than the close of business on the tenth day following the day on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting was made, whichever first occurs. In no event shall the public announcement of an adjournment or postponement of a meeting of stockholders commence a new time period for the giving of a stockholder’s notice as described above.

To be in proper written form, a stockholder’s notice to the Secretary must set forth (a) as to each person whom the stockholder proposes to nominate for election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by the person and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder; and (b) as to the stockholder giving the notice (i) the name and record address of such stockholder, (ii) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by such stockholder, (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (iv)  a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected and the Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as a director of the Corporation. No person shall be eligible for election as a director of the Corporation by the stockholders unless nominated in accordance with the procedures set forth in this Section 3.12. If the chairman of the meeting determines that a nomination was not made in accordance with the foregoing procedures, the chairman shall declare to the meeting that the nomination was defective and such defective nomination shall be disregarded.

3.13         Compensation.  Unless the Articles of Incorporation or these Bylaws provide otherwise, the Board of Directors shall have the authority to determine and fix the compensation of Directors.  The Directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors, as the Board of Directors may determine from time to time by resolution.  No such payment shall preclude any Director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

ARTICLE IV

OFFICERS

4.1           General.  The Officers shall be chosen by the Board of Directors and may consist of a President, a Secretary and a Treasurer.  The Board of Directors may also choose a Chairperson of the Board, a Vice Chairperson of the Board, a Chief Operating Officer, a Chief Financial Officer, one or more Vice Presidents (including Executive or Assistant Vice Presidents), one or more Assistant Secretaries and Assistant Treasurers, and such other officers and agents as the Board of Directors may deem necessary.  Two or more offices may be held by the same person.

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4.2           Appointment. Resignation and Removal.  The Board of Directors shall appoint the Officers who shall hold office at the pleasure of the Board of Directors.  No Officer need be a member of the Board of Directors.

Any Officer may be removed, either with or without cause, by an affirmative vote of the majority of the Board of Directors at any regular or special meeting of the Board of Directors or, except in the case of an officer chosen by the Board of Directors, by any officer upon whom such power of removal may be conferred by the Board of Directors.

Any Officer may resign at any time by giving written notice to the Corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice. Unless otherwise specified in the notice of resignation, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Corporation under any contract to which the Officer is a party.

Any vacancy occurring in any office of the Corporation shall be filled by the Board of Directors or as provided in this Article IV.

4.3           Subordinate Officers.  The Board of Directors may appoint, or empower the President or another Officer to appoint, such other officers and agents as the business of the Corporation may require.  Each of such Officers and agents shall hold office for such period, have such authority and person such duties as are provided in these Bylaws or as the Board of Directors may from time to time determine.  Any such officer or agent may be removed at any time, with or without cause, by the Board of Directors unless otherwise agreed in writing.

4.4           Compensation.  The salaries and other compensation of all Officers shall be fixed by the Board of Directors unless otherwise agreed in writing.

ARTICLE V

NOTICES

5.1           General.  Notice of any meeting of stockholders, if mailed, is given when deposited in the U.S. mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the Corporation’s records.  Notice to Directors may also be given by facsimile or by other media, including electronic mail, to an address as it appears on the Corporation’s records if the sending of notice by such other media may be verified or confirmed.  An affidavit of the Secretary or an Assistant Secretary of the Corporation or of the transfer agent or other agent of the Corporation that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

5.2           Notice to Stockholders by Electronic Transmission.  Without limiting the manner by which notice otherwise may be given effectively to stockholders pursuant to the NRS, the Articles of Incorporation or these Bylaws, any notice to stockholders given by the Corporation under any provision of the NRS, the Articles of Incorporation or these Bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given.  Any such consent shall be revocable by the stockholder by written notice to the Corporation.  Any such consent shall be deemed revoked if:

(i)           the Corporation is unable to deliver by electronic transmission two consecutive notices given by the Corporation in accordance with such consent; and

(ii)          such inability becomes known to the Secretary or an Assistant Secretary of the Corporation or to the transfer agent, or other person responsible for the giving of notice.

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However, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.

Any notice given pursuant to this Section 5.2 shall be deemed given:

(a)	if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice;

(b)	if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice;

(c)	if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (I) such posting and (II) the giving of such separate notice; and

(d)	if by any other form of electronic transmission, when directed to the stockholder.

An affidavit of the Secretary or an Assistant Secretary or of the transfer agent or other agent of the Corporation that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

An “electronic transmission” means any form of communication not directly involving the physical transmission of paper that creates a record that may be retained, retrieved and reviewed by a recipient of the communication; and may be directly reproduced in paper form by the recipient through an automated process.

5.3           Notice to Person with Whom Communication is Unlawful.  Whenever notice is required to be given under the provisions of the NRS, the Articles of Incorporation or these Bylaws to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person.  Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the Corporation is such as to require the filing of a certificate or other document, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

5.4           Waiver of Notice.  Whenever any notice is required to be given under the provisions of the NRS, the Articles of Incorporation or of these Bylaws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.  Whenever all persons entitled to vote at any meeting, whether of Directors or stockholders, consent, either by:

(i)           a writing on the records of the meeting or filed with the Secretary or an Assistant Secretary of the Corporation;

(ii)          presence at such meeting and oral consent entered on the minutes; or

(iii)         taking part in the deliberations at such meeting without objection,

then the doings of such meeting shall be as valid as if had at a meeting regularly called and noticed.  At such meeting, any business may be transacted which is not excepted from the written consent or to the consideration of which no objection for want of notice is made at the time.

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ARTICLE VI

INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND OTHER AGENTS

6.1           Indemnity for Claims Not in the Name of Corporation.  The Corporation must indemnify, to the maximum extent permitted by Nevada law, any person who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (“Proceeding”), except an action by or in the right of the Corporation (which is governed by Section 6.2 below), by reason of the fact that he or she is or was a Director or Officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such Proceeding if he or she acted in good faith and in a manner that he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

Notwithstanding the foregoing, no indemnification shall be required if it is proven his or her act, or failure to act, constituted a breach of his or her fiduciary duties as a Director or Officer, and his or her breach of those duties involved intentional misconduct, fraud or a knowing violation of law, making him or her liable pursuant to NRS 78.138.

The termination of any Proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and that, with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

6.2           Indemnity for Claims in the Name of Corporation.  The Corporation must indemnify, to the maximum extent permitted by Nevada law, any person who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he or she is or was a Director or Officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses, including attorneys’ fees, actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit unless it is proven his or her act, or failure to act, constituted a breach of his or her fiduciary duties as a Director or Officer, and his or her breach of those duties involved intentional misconduct, fraud or a knowing violation of law, making him or her liable pursuant to NRS 78.138; provided, however, that he or she acted in good faith and in a manner that he or she reasonably believed to be in or not opposed to the best interests of the Corporation.

Indemnification may not be made for any claim, issue or matter as to which such person has been adjudged to be liable for negligence or misconduct in the performance of his or her duty to the Corporation unless and only to the extent that the court in which such action or suit was brought determines upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

6.3           Indemnification of Employees and Agents.  To the extent determined by the Board of Directors in its sole discretion and as otherwise authorized or required under Nevada law, the Articles of Incorporation and these Bylaws, the Corporation shall have the power (but not the obligation) to indemnify its employees and agents to the extent not prohibited by the NRS or other applicable law.  The Board of Directors shall have the power to delegate to such person or persons it deems appropriate the determination of whether employees or agents shall be indemnified.

6.4           Success on Merits.  To the extent that a Director, Officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 6.1, 6.2 or 6.3 above, or in defense of any claim, issue or matter therein, the Corporation shall indemnify such person against expenses, including attorneys’ fees, actually and reasonably incurred by him or in connection with such defense.

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6.5           Advancement of Expenses.  Expenses incurred in defending a civil, criminal, administrative or investigative action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding as authorized by the Board of Directors in the specific case upon receipt of an undertaking by or on behalf of such person to repay such amount, unless it is ultimately determined that he or she is entitled to be indemnified by the Corporation as authorized in this Article VI and/or Nevada law.

6.6           Limitation on Indemnification.  Subject to the requirements in Section 6.4 and Nevada law, the Corporation shall not be obligated to indemnify any person pursuant to this Article VI in connection with any Proceeding (or any part of any Proceeding):

(i)           for which payment has actually been made to or on behalf of such person under any statute, insurance policy, indemnity provision, vote or otherwise, except with respect to any excess beyond the amount paid;

(ii)          for an accounting or disgorgement of profits pursuant to Section 16(b) of the Exchange Act, or similar provisions of federal, state or local statutory law or common law, if such person is held liable therefor (including pursuant to any settlement arrangements);

(iii)         for any reimbursement of the Corporation by such person of any bonus or other incentive-based or equity-based compensation or of any profits realized by such person from the sale of securities of the Corporation, as required in each case under the Exchange Act (including any such reimbursements that arise from an accounting restatement of the Corporation pursuant to Section 304 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), or the payment to the Corporation of profits arising from the purchase and sale by such person of securities in violation of Section 306 of the Sarbanes-Oxley Act), if such person is held liable therefor (including pursuant to any settlement arrangements);

(iv)         initiated by such person, including any Proceeding (or any part of any Proceeding) initiated by such person against the Corporation or its Directors, Officers, employees, agents or other indemnitees, unless (a) the Board of Directors authorized the Proceeding (or the relevant part of the Proceeding) prior to its initiation, (b) the Corporation provides the indemnification, in its sole discretion, pursuant to the powers vested in the Corporation under applicable law or (c) otherwise required by applicable law; or

(v)          if prohibited by applicable law.

6.7           Indemnity Not Exclusive.  The indemnification provided by this Article VI shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any Bylaw, written agreement, vote of stockholders or Directors or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.  The rights to indemnity hereunder shall continue as to a person who has ceased to be a Director, Officer, employee, or agent and shall inure to the benefit of the heirs, executors and administrators of such person.

6.8           Insurance Indemnification.  The Corporation shall have the power, to the extent determined by the Board of Directors, to purchase and maintain insurance or make other financial arrangements on behalf of any person who is or was a Director, Officer, employee or agent of the Corporation against any liability asserted against or incurred by such person in such capacity or arising out of that person’s status as such, whether or not the Corporation would have the power to indemnify that person against such liability under the provisions of this Article VI.  No financial arrangement made pursuant to this Section 6.8 may provide protection for a person adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable for intentional misconduct, fraud or a knowing violation of law, except with respect to the advancement of expenses or indemnification ordered by a court.

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6.9           Conflicts.  No indemnification or advance shall be made under this Article VI, except where such indemnification or advance is mandated by law or the order, judgment or decree of any court of competent jurisdiction, in any circumstance where it appears:  (a) that it would be inconsistent with a provision of the Articles of Incorporation, these Bylaws, a resolution of the stockholders or an agreement in effect at the time of the accrual of the alleged cause of the action asserted in the proceeding in which the expenses were incurred or other amounts were paid, which prohibits or otherwise limits indemnification; or (b) that it would be inconsistent with any condition expressly imposed by a court in approving a settlement.

6.10         Right to Bring Suit.  If a claim under this Article VI is not paid in full by the Corporation within 90 days after a written claim has been received by the Corporation (either because the claim is denied or because no determination is made), the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall also be entitled to be paid the expenses of prosecuting such claim.  The Corporation shall be entitled to raise as a defense to any such action that the claimant has not met the standards of conduct that make it permissible under the NRS for the Corporation to indemnify the claimant for the claim.  Neither the failure of the Corporation (including its Board of Directors, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is permissible in the circumstances because he or she has met the applicable standard of conduct, if any, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel or its stockholders) that the claimant has not met the applicable standard of conduct, shall be a defense to such action or create a presumption for the purposes of such action that the claimant has not met the applicable standard of conduct.

6.11         Indemnity Agreements.  The Board of Directors is authorized to enter into a written contract with any Director, Officer, employee or agent of the Corporation, or any person who is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including employee benefit plans, or any person who was a director, officer, employee or agent of a corporation which was a predecessor corporation of the Corporation or of another enterprise at the request of such predecessor corporation, providing for indemnification rights equivalent to or, if the Board of Directors so determines and to the extent permitted by Nevada law, greater than, those provided for in this Article VI.

6.12         Survival.  The rights to indemnification and advancement of expenses conferred by this Article VI shall continue as to a person who has ceased to be a Director, Officer, employee or agent of the Corporation, and shall inure to the benefit of the heirs, executors and administrators of such a person.

6.13         Repeal or Modification.  Any amendment, repeal or modification of this Article VI shall be prospective only, and shall not adversely affect any indemnification or limitations on the personal liability of a Director or an Officer of the Corporation for acts or omissions prior to such repeal or modification.  Further, neither any amendment nor repeal of this Article VI, nor the adoption of any provision of the Articles of Incorporation inconsistent with this Article VI, shall eliminate or reduce the effect of this Article VI in respect of any matter occurring, or any cause of action, suit or claim accruing or arising or that, but for this Article VI, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

ARTICLE VII

CERTIFICATES OF STOCK

7.1           Certificates.  Unless the Board of Directors authorizes the issuance of uncertificated shares of some or all of the shares of any or all if the Corporation’s classes or series of stock as permitted under NRS 78.235(4), every holder of stock in the Corporation shall be entitled to have a certificate signed in the name of the Corporation by the President and either (i) the Treasurer or an Assistant Treasurer or (ii) the Secretary or an Assistant Secretary, certifying the number of shares owned by such holder in the Corporation.  When such certificate is signed (a) by a transfer agent or an assistant transfer agent or (b) by a transfer clerk acting on behalf of the Corporation and registrar, the signature of any such President, Treasurer, Assistant Treasurer, Secretary or Assistant Secretary may be by facsimile.  In case any Officer or Officers who shall have signed, or whose facsimile signature or signatures shall have been used on, any such certificate or certificates, shall cease to be such Officer or Officers of the Corporation, whether because of death, resignation or otherwise, before such certificate or certificates have been delivered by the Corporation, such certificate or certificates may nevertheless be adopted by the Corporation and be issued and delivered as though the person or persons who signed such certificate or certificates, or whose facsimile signature or signatures have been used thereon, had not ceased to be such Officer or Officers of the Corporation.

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7.2           Special Designation on Certificates.  If the Corporation is authorized to issue more than one class of stock or more than one series of any class, then there may be set forth on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock, a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

Within a reasonable time after the issuance or transfer of uncertificated stock, the Corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to these Bylaws or applicable law a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.  Except as otherwise expressly provided by law, the rights and obligations of the holders of uncertificated stock and the rights and obligations of the holders of certificates representing stock of the same class and series shall be identical.

7.3           Lost Certificates.  The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed.  When authorizing such issuance of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or such owner’s legal representative, to advertise the same in such manner as it shall require and to give the Corporation a bond or other security sufficient (as determined by the Corporation) to indemnify it against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

  7.4           Transfers of Stock.  Transfers of record of shares of stock of the Corporation shall be made only upon its books by the holders thereof, in person or by an attorney duly authorized, and, if such stock is certificated, upon the surrender of a certificate or certificates for a like number of shares, properly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer.  Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

ARTICLE VIII

GENERAL PROVISIONS

8.1           Dividends.  Subject to any restrictions contained in the Articles of Incorporation or applicable law, the Board of Directors may declare and pay dividends upon the capital stock of the Corporation out of funds legally available therefor at any regular or special meeting.  Dividends may be paid in cash, in property, or in shares of the capital stock of the Corporation subject to the provisions of the Articles of Incorporation.

8.2           Reserves.  Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends, such sum or sums as the Board of Directors from time to time, in its absolute discretion, thinks proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the Board of Directors shall think conducive to the interest of the Corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.

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8.3           Checks.  All checks or demands for money and notes of the Corporation shall be signed by such Officer or Officers or such other person or persons as the Board of Directors may from time to time designate.

8.4           Fiscal Year.  The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

8.5           Seal.  The Corporation may, but is not required to, adopt a corporate seal, which shall be in such form as may be approved from time to time by the Board of Directors. The Corporation may use such corporate seal by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.  The corporate seal, if there be one, shall have inscribed thereon the words, “State of Nevada.”

8.6           Captions.  Captions used in these Bylaws are for convenience only and are not a part of these Bylaws and shall not be deemed to limit or alter any provisions hereof and shall not be deemed relevant in construing these Bylaws.

8.7           Interpretations.  To the extent permitted by the context in which used, words in the singular number shall include the plural, words in the masculine gender shall include the feminine and neuter, and vice versa.

8.8           Seniority.  Nevada law and the Articles of Incorporation (in that order of precedence) will and in all respects be considered senior and superior to these Bylaws, with any inconsistency or conflict to be resolved in favor of Nevada law and such Articles of Incorporation (in that order of precedence), and with these Bylaws to be deemed automatically amended from time to time to eliminate any inconsistency which may then exist.

ARTICLE IX

AMENDMENTS

9.1           Amendments.  Except as otherwise restricted in the Articles of Incorporation or these Bylaws, any provision of these Bylaws may be altered, amended or repealed by the Board of Directors.

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SECRETARY’S CERTIFICATE

The undersigned duly appointed Chief Executive Officer of the Lvyuan Green Building Material Technology Corp. does hereby certify that the foregoing Amended and Restated Bylaws were adopted by the Board of Directors of the Corporation and are effective as of the 21st day of September, 2015.

/s/ Peter H. Tong
Print Name: Peter H. Tong
Title: Chief Executive Officer and Chief Financial Officer

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